                                SUPPLEMENT NO. 2

                            DATED DECEMBER 31, 2003
                      TO THE PROSPECTUS DATED MAY 1, 2003
                    FOR THE TIAA-CREF LIFE INSURANCE COMPANY
                            PERSONAL ANNUITY SELECT
                 INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS

     TIAA-CREF Life has begun the process of replacing most existing Personal Annuity Select Individual Deferred Variable Annuity Contracts with new contracts that could have a lower guaranteed interest rate on new premiums remitted to the contract and allocated to the fixed account. Accordingly, the third paragraph under the heading "The Fixed Account" in the prospectus is hereby amended to read as follows:

     TIAA-CREF Life guarantees that amounts in the fixed account will earn an interest rate that is at least as high as the minimum guaranteed rate allowed by the state law where your contract is issued. At its discretion, TIAA-CREF Life can credit amounts in the fixed account with interest at a higher rate. Please call us or consult your contract for information on the applicable guaranteed rate under your contract.
A 10911
12/03
0342Q.XXI